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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A



                       AMENDMENT NO. 1 TO CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 30, 1998


                                INTERIORS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                          1-6395               13-3590047
--------------------------              -----------           ---------------
(State or other jurisdiction            (Commission           (IRS Employer
of incorporation or organization)       File Number)        Identification No.)


 320 Washington Street, Mt. Vernon New York                       10553
--------------------------------------------                   -------------
  (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (914) 665-5400
                                                            -------------

                                 Not Applicable
   ------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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The Registrant hereby amends its Current Report on Form 8-K as filed with the
Commission on August 10, 1998 to include the financial statements and pro forma financial information set forth below which was omitted from the filing pursuant to Items 7(a)(4) and 7(b)(2).


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       On July 7, 1998, the Registrant entered into a Stock Purchase Agreement (the "Agreement"), with Bentley International, Inc., a Missouri corporation ("Bentley"). On July 30, 1998 (the "Closing"), the Registrant consummated the transactions contemplated by the Agreement. Pursuant to the Agreement the Registrant purchased all the issued and outstanding shares (the "Shares") of Windsor Art, Inc., a Missouri corporation and a wholly-owned subsidiary of Bentley ("Windsor"). As a result of the Purchase of the Shares, Windsor is now a wholly-owned subsidiary of the Registrant. Windsor manufactures and distributes decorative mirrors and framed prints to furniture stores, mass merchants, hotels and designers throughout the United States. The acquisition of Windsor provides Registrant with an expanded breadth of product offerings.

       The purchase price paid to Bentley for the Shares consisted of a cash payment of $1,706,992 and the delivery of two secured, subordinated promissory notes in the aggregate principal amount of $5,300,000 (the "Notes"). As a condition precedent to the Agreement, the Registrant and Bentley entered into and consummated a pledge agreement on July 30, 1998 (the "Pledge Agreement"). The aggregate purchase price was determined in arms-length negotiations between the Registrant and Bentley. Pursuant to the Pledge Agreement, the Registrant pledged the Shares as collateral for the Notes and as security for the indemnification obligations of the Registrant under the Agreement.

       Pursuant to the Agreement and upon the Closing, the Registrant, Bentley, Lloyd R. Abrams ("Abrams"), and Max Munn ("Munn") entered into and consummated the Windsor Art, Inc. Voting Trust Agreement No. 1 (the "Windsor Voting Trust"). The Windsor Voting Trust will remain in effect until the Notes are paid in full or until the occurrence of certain other events. Abrams and Munn will act as the voting trustees of the Windsor Voting Trust.

       Concurrently with the Closing, the Registrant entered into and consummated, the Securities Purchase and Registration Rights Agreement (the "Securities Purchase Agreement") by and between the Registrant and Bentley. Pursuant to the Securities Purchase Agreement, the Registrant purchased 150,000 shares of

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common stock of Bentley and a warrant to purchase 300,000 shares of common stock of Bentley (collectively, the "Bentley Shares"). The purchase price paid to Bentley for the Bentley shares consisted of 1,500,000 shares of the Registrant's Class A Common Stock (the "Interiors Shares") issued by the Registrant. The Bentley Shares have also been pledged as collateral under the Pledge Agreement. The aggregate purchase price was determined in arms-length negotiations between the Registrant and Bentley.

       Pursuant to the Agreement, on July 30, 1998, the Registrant, Bentley, and Abrams entered into and consummated the Bentley International, Inc. Voting Trust Agreement No. 1 (the "Bentley Voting Trust"), which requires that the Bentley Shares be held by the Bentley Voting Trust until the Bentley Shares are transferred or the parties consent to the termination of the voting trust. Abrams agreed to act as the sole voting trustee of the Bentley Voting Trust.

       Pursuant to an escrow agreement, the execution of which was a condition precedent to the Agreement, executed by Registrant, Bentley, and an escrow agent on July 30, 1998 (the "Escrow Agreement"), all of the Interiors Shares will be held by the escrow agent for one year from the Closing as security for the indemnification obligations of Bentley to the Registrant pursuant to the Agreement.

       The Registrant, Bentley and Munn agreed that upon the termination of the Escrow Agreement, the parties will execute and consummate the Interiors, Inc. Voting Trust Agreement No. 1 (the "Interiors Voting Trust"), which requires that the Interiors Shares be held by the Interiors Voting Trust until the Interiors shares are transferred or the parties consent to the termination of the voting trust. Munn agreed to act as the sole voting trustee of the Windsor Voting Trust.

       Pursuant to the Agreement, on July 30, 1998, the Registrant, Windsor, and Abrams entered into and consummated a Consulting Agreement (the "Consulting Agreement"). In consideration for Abrams' consulting services, the Registrant agreed to pay Abrams $200,000 per year for the first three years of the Consulting Agreement and $50,000 during the fourth year of the Consulting Agreement and reimburse Abrams for a minimum of $33,600 each year for certain expenses. The Registrant further agreed to grant Abrams a warrant to purchase 50,000 shares of the Registrant's Class A Common Stock (the "Warrant") and to grant warrants to purchase 40,000 shares of the Registrant's Class A Common Stock to employees of the Registrant designated by Abrams.



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       The cash portion of the purchase price for the Shares was financed by by the private placement to accredited investors of the Registrant's unregistered Subordinated Convertible Promissory Notes in the aggregate principal amount of $2,250,000.

       The assets acquired pursuant to the Agreement included, among other things, (i) fixed assets owned, leased or used by Windsor, including equipment,
(ii) accounts receivable, (iii) inventory and (iv) contracts, agreements, and leases of real and personal property. For the foreseeable future, the Registrant intends to utilize such assets in connection with the operation of the business of Windsor.

       Copies of the Agreement, the Notes, the Consulting Agreement and the Securities Purchase Agreement were appended as Exhibits to the Report on this transaction filed on Form 8-K with the Commission on August 10, 1998.


ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired
-----------------------------------------------

       (1) Financial Statements of Windsor for the years ended December 31, 1997 and December 31, 1996 are appended as an Exhibit to this Report.

       (2) Interim Financial Statements (unaudited) of Troy for the three months ended March 31, 1998 are appended as an Exhibit to this Report.


(b) Pro Forma Financial Information
-----------------------------------

       (3) Pro Forma Financial Information with respect to the acquisition of Windsor by the Registrant is appended as an Exhibit to this Report.



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(c) Exhibits
------------

Document Description                                                                     Exhibit No.
--------------------                                                                     -----------
Financial Statements of Windsor for the years ended December 31, 1997 and
December 31, 1996 are appended
as an Exhibit to this Report.                                                               99.5

Interim Financial Statements (unaudited) of Troy for the three months
ended March 31, 1998 are appended as an Exhibit to this Report.                             99.6

Pro Forma Financial Information with respect to the acquisition
of Windsor by the Registrant is appended as an Exhibit to this Report.                      99.7


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 9, 1998                             INTERIORS, INC.
                                            a Delaware corporation



                                            By: /s/ Max Munn
                                               -------------------------------
                                               Max Munn,
                                               President






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                                 EXHIBIT INDEX


Exhibit
   No.      Document Description
-------     -------------------

  99.5 Financial Statements for Windsor for the years ended December 31, 1997 and December 31, 1996 are appended as an Exhibit to this Report.

  99.6 Interim Financial Statements (unaudited) for the three months ended March 31, 1998 are appended as an Exhibit to this Report.

  99.7 Pro Forma Financial Information with respect to the acquisition of Windsor by the Registrant is appended as an Exhibit to this Report.

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